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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 28, 2005


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

                     DELAWARE                            13-3357370
         (State or other jurisdiction of    (I.R.S. Employer Identification No.)
                 incorporation)


                    51 JAMES WAY, EATONTOWN, NEW JERSEY 07724
             (Address of principal executive offices, with zip code)

                                 (732) 524-2800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

      On August 28, 2005, the Board of Directors (the "Board") of Osteotech, Inc. (the "Company") adopted the Fourth Amended and Restated Bylaws of the Company (the "Bylaws") to clarify the procedures regarding actions taken by written consent of the Company's stockholders, to provide a provision regarding advance notice of stockholder business and nominations of directors for meetings of stockholders, and to clarify the procedures for setting a record date for stockholders' meetings and other actions. The Bylaws were effective as of August 28, 2005.

      As so amended and restated, Article II, Section 10 the Bylaws provides that in order that the Company may determine the stockholders entitled to consent in writing to corporate action without a meeting, the Board may fix a record date (the "Record Date"), which Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Board and which date shall not be more than ten (10) days after the date upon which the resolution fixing the Record Date is adopted by the Board. Any stockholder of the Company seeking to have stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary of the Company, request that the Board fix a Record Date with respect to such action. The Board shall promptly, but in all events within ten (10) days after the date on which such written notice is received, adopt a resolution fixing the Record Date. If no Record Date is fixed by the Board within ten (10) days after written request to establish a Record Date has been received, the Record Date shall be the first date after the expiration of such ten (10) day period on which the first written consent is delivered to the Company or, if prior action by the Board is required by applicable law, the date the resolution taking such prior action is adopted by the Board. In addition, Article II, Section 10, as amended, provides that in the event of delivery of written consents to take corporate action or revocations thereof, the Company must engage independent inspectors to review any consents and revocations and that no action taken by written consent shall be effective until the independent inspectors have completed their review.

      Previously, Article II, Section 10 of the Bylaws provided that any action which could be taken at any annual or special meeting of the stockholders could be taken by written consent of stockholders without a meeting without prior notice and Article VI, Section 7 of the Bylaws provided that the Board could fix, in advance, a Record Date for actions to be taken by written consent of the stockholders without a meeting, which could not be more than sixty (60) days prior to the action to be taken by written consent.

      The Bylaws were also amended to include a new Article II, Section 11, which addresses, among other things, the timeliness and nature of notice of stockholder business and nominations of directors for meetings of stockholders. This provision provides that, for annual meetings, such notices be delivered not earlier than the 120th day, but not later than the 90th day, prior to the first anniversary of the preceding year's annual meeting, except where the date of the annual meeting is more than thirty (30) days before or seventy days (70) days after the anniversary of the prior annual meeting, in which case notice must be delivered no earlier than the 120th day prior to the meeting and no later than the later of the 90th day prior to such meeting or the 10th day following the date on which the date of the meeting is publicly announced. The provision contains generally similar notice procedures for nominations and proposals submitted for special meetings. The provision


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also requires the proponent of a stockholder proposal to submit, among other things, the text of such proposal, the reasons for conducting such business and any material interest that the proponent has in such business and sets forth procedural requirements and clarifications with respect to the presentation of business at a meeting of stockholders. In addition, the provision requires stockholders to comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, relating to stockholder proposals and nominations.

      Article VI, Section 7 of the Bylaws was amended to clarify the procedures for setting a Record Date for stockholders' meetings and other actions (other than action by consent in writing without a meeting) and to specify the manner in which a Record Date is set in the event the Board has not so fixed a Record Date. As so amended and restated, Article VI, Section 7 provides that the Board may fix the Record Date for the purpose of any lawful action (other than action by consent in writing without a meeting) and that such Record Date may not precede the date upon which the resolution fixing the Record Date is adopted by the Board, and (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (ii) in the case of any other action (other than action by consent in writing without a meeting) may not be more than sixty (60) days prior to such other action. If no Record Date is established, (i) the Record Date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the Record Date for determining stockholders for any other purpose (other than action by consent in writing without a meeting) shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

      Previously, Article VI, Section 7 of the Bylaws did not include the limitation that the Record Date may not precede the date upon which the resolution fixing such Record Date was adopted by the Board. In addition, as mentioned above, provisions regarding the determination of a Record Date for actions taken by written consent of stockholders were deleted from Article VI,
Section 7 in connection with the amendments made to Article II, Section 10.

      The foregoing description of the Bylaws of the Company is a general description only and is qualified in its entirety by reference to such Bylaws. A copy of the Bylaws as currently in effect is attached as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

      On August 29, 2005, the Company issued a press release announcing that its Board has unanimously determined that an unsolicited proposal by the Musculoskeletal Transplant Foundation, a 501(C)(3) non-profit charity, to acquire all of the outstanding stock of the Company is inadequate and not in the best interests of the Company's shareholders. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.


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      The information furnished herewith pursuant to Item 7.01 of this Current
Report and in Exhibit 99.1 hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit Number    Description
            --------------    -----------

                  3.1         Fourth Amended and Restated Bylaws of Osteotech,
                              Inc.

                 99.1         Press Release of Osteotech, Inc. dated August 29,
                              2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OSTEOTECH, INC.

Date:  August 31, 2005                 By: /s/ Michael J. Jeffries
                                          -----------------------------
                                          Michael J. Jeffries
                                          Executive Vice President, Chief
                                          Financial Officer (Principal Financial
                                          Officer and Principal Accounting
                                          Officer)


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